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                                                                    Exhibit 99.2


            CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with The PNC Financial Services Group, Inc.'s (the Corporation) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert L. Haunschild, Senior Vice President and Chief Financial Officer of the Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best on my knowledge that:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation for the dates and periods covered by this Report.

This certification is being made for the exclusive purpose of compliance by the chief financial officer of the Corporation with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and may not be used by any person or for any reason other than as specifically required by law.


/s/ Robert L. Haunschild



Robert L. Haunschild
Senior Vice President and Chief Financial Officer
August 14, 2002